FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
36.	FINANCIAL INSTRUMENTS
(a)	Categories of financial instruments

	Year ended December 31,
	2018	2019
	Thousand US$	Thousand US$
Financial assets:
Assets at amortized cost:
Other non-current assets (Note 27)	8,216	7,938
Amounts due from related parties (Note 16)	1,539	372
Contract Assets	731	728
Trade and other receivables (Note 17)	13,760	6,617
Restricted cash	44,182	31,511
Cash and cash equivalents	43,831	11,739
Assets at FVTPL:	—	—
Amounts due from related parties (Note 16)	19,939	4,656
Other non-current assets (Note 27)	5,636	6,416
Total financial assets	137,834	69,977
Financial liabilities
Liabilities at amortized cost:
Trade and other payables (Note 28)	22,255	15,796
Amounts due to related parties (Note 29)	211	85
Lease liability (Note 22)	—	48,604
Borrowings (Note 30)	256,757	202,872
Total liabilities at amortized cost	279,223	267,357
Liabilities at FVTPL:
Other Current liabilities (Note 31)	130,323	—
Other non-current liabilities (Note 32)	59,992	72,321
Total liabilities at FVTPL	190,315	72,321

(b)	Financial risk management objectives and policies

The Company’s activities expose it to a variety of financial risks including market risk, credit risk and liquidity risk. This note presents information about the Company’s exposure to each of these risks, and the objectives, policies and processes for measuring and managing them.

The management of the Company have the overall responsibility for the establishment and oversight of the Company’s risk management framework. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Company. The Company uses different methods to measure different types of risk to which it is exposed. These methods include sensitivity analysis in the case of interest rate and foreign exchange rate to determine market risk.

Risk management is carried out under policies approved by the management of the Company. The finance department identifies and evaluates financial risks in close co-operation with the Company’s operating units. The management of the Company provide written principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, and credit risk and liquidity risk.

Currency risk

Certain monetary assets and liabilities of the Company’s subsidiaries denominated in currencies other than the functional currency US$, including EURO, JPY and CAD. The following table presents these monetary assets and liabilities in US$ at the end of each reporting period using the exchange rates as of the end of the reporting period:

	Year ended December 31,
	2018	2018	2018	2019	2019	2019	2019
	Thousand	Thousand	Thousand	Thousand	Thousand	Thousand	Thousand
	US$	US$	US$	US$	US$	US$	US$
	Denominated	Denominated	Denominated	Denominated	Denominated	Denominated	Denominated
	in Euro	in JPY	in CAD	in Euro	in JPY	in CAD	in CNY
Cash and cash equivalents	5,862	26,672	571	1,547	5,982	313	89
Restricted cash	937	30,606	431	968	26,121	—	—
Trade and other receivables and contract assets (a)	3,787	4,605	1,037	1,706	4,155	20	16
Amount due from related parties	1,533	—	6	4,677	344	7	—
Other non-current assets	—	6,821	—	—	7,787	—	—
Total financial assets	12,119	68,704	2,045	8,898	44,389	340	105
Trade and other payables	3,457	14,533	444	2,506	6,903	202	636
Amount due to RPT	—	—	—	—	—	—	—
Long term Liability-Lease	—	—	—	442	45,971	219	584
Borrowings	14,667	131,036	—	13,523	163,195	—	592
Other financial liabilities (b)	—	124,435	—	—	2,503	—	—
Total financial liabilities	18,124	270,004	444	16,471	218,572	421	1,812

(a)

Trade and other receivables include only trade receivables, receivable due from third parties and deposits. Due to the disposal of Greece which reclassify receivables and other receivables to held to sale, the balance of trade and other receivables and contract assets of in Euro as December 31, 2019 has been declining sharply comparing to that as December 31, 2018.

(b)	Other financial liabilities denominated in JPY is dropping dramatically due to the settlement with Farallon.

The Company’s subsidiaries are mainly exposed to the foreign currency risk with respect to the EURO, JPY and CAD. The following table details sensitivity of the Company’s subsidiaries and the Company to a 10% increase and decrease in their respective functional currencies against respective foreign currencies. The 10% sensitivity rate used represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes only outstanding foreign currency denominated monetary items and adjusts their translation at the end of each reporting period for a 10% change in respective functional currencies of the Company’s subsidiaries. A positive number below indicates an increase in profit where their respective functional currencies strengthen 10% against the functional currency. For a 10% weakening of their respective functional currencies against foreign currencies, there would be an equal and opposite impact on the equity and the balances below would be negative.

	Year ended December 31,
	2018	2019
	Thousand US$	Thousand US$
EURO	(306)	350
CAD	81	4
RMB	—	79
JPY	(10,245)	8,040

The Company currently does not have a foreign currency hedging policy but monitors its foreign risks and will consider hedging significant foreign currency exposure should they determine it appropriate.

Interest rate risk

The Company’s cashflow interest rate risk relates primarily to variable-rates on restricted cash, cash and cash equivalents and borrowings. The Company’s fair value interest rate risk relates mainly to fixed-rate borrowings.

Under interest rate swap contracts, the Company agrees to exchange the difference between fixed and floating rate interest amounts calculated on agreed notional principal amounts. Such contracts enable the Company to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures on the issued variable rate debt. The fair value of interest rate swaps at the end of the reporting period is determined by discounting the future cash flows using the curves at the end of the reporting period and the credit risk inherent in the contract. The average interest rate is based on the outstanding balances at the end of the reporting period.

The sensitivity analysis below has been determined based on the exposure to interest rates for interest bearing bank balances and floating rate borrowings at the end of the reporting period. The analysis is prepared assuming that those balances outstanding at the end of the reporting period were outstanding for the whole year. A 5% increase or decrease which represents the management’s assessment of the reasonably possible charge in interest rates is used.

If the interest rate on bank and other borrowings with variable interest rates had been 5% higher/lower and all other variables were held constant, the post-tax profit of the Company would increase/decrease by approximately US$293 thousand and US$74 thousand for the year ended December 31, 2018 and 2019 respectively.

In management’s opinion, the sensitivity analysis is unrepresentative of the inherent interest rate risk as the exposure at the end of each reporting period does not reflect the exposure at the end of each reporting period.

Credit risk

The Company’s maximum exposure to credit risk which will cause a financial loss to the Company due to failure to discharge an obligation by the counterparties is arising from the carrying amounts of the respective recognized financial assets as stated in the consolidated statements of financial position of the Company.

In order to minimize and account for the exposure to credit risk, the management of the Company has delegated a team responsible for determination of credit limits, credit approvals and other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. This includes carrying out reviews the recoverable amount of each individual debtor at the end of each reporting period to ensure that adequate impairment losses are made for amounts considered irrecoverable. The Company will negotiate with the counterparties of the debts for settlement plans should the need arise.

The Company’s credit risk primarily relates to trade and other receivables, contract assets, other non-current assets, restricted cash, cash and cash equivalents, and amounts due from related parties. The management of the Company generally grants credit only to customers and related parties with good credit ratings and also closely monitors overdue debts.

Trade receivables and contract assets

The credit risk of the Company as at December 31, 2018 is concentrated on trade receivables from electricity companies in Japan, Europe and USA, that amounted to approximately US$5.8 million and accounted for 73.0% of the Company’s total trade receivables. The credit risk of the Company as at December 31, 2019 is concentrated on trade receivables and contract assets from electricity companies in Japan, Europe and USA, that amounted to approximately US$3.5million and accounted for 86.4% of the Company’s total trade receivables.

The Company applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all trade receivables and contract assets as these items do not have a significant financing component.

Expected credit loss rates for the year ended December 31, 2019 and 2018 are:

<60 days	60-90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years
%	%	%	%	%	%	%
—	1	5	9	12	30	100

Summarized expected credit losses based on aging of trade receivables and contract assets for the year ended December 31, 2019 and 2018 respectively are:

Expected credit losses for trade receivables and contract assets as at December 31, 2019
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
—	1	26	49	—	1	—	77

Expected credit losses for trade receivables and contract assets as at December 31, 2018
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
1	25	41	132	4	20	—	223

In measuring the expected credit losses, the trade receivables and contract assets have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the geographical location of customers.

The expected loss rates are based on historical observed default rate, discount factor, forward looking estimates and expected default rate. The rates are adjusted to reflect current and forwarding looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding. The Company has identified gross domestic product (GDP) and unemployment rates of the countries in which the customers are domiciled to be the most relevant factors and according adjusts historical loss rates for expected changes in these factors. However, given the short period exposed to credit risk, the impact of these macroeconomic factors has not been considered significant within the reporting period.

Trade receivables and contract assets are written off (i.e. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 180 days from the invoice date and failure to engage with the Company on alternative payment arrangement amongst other is considered indicators of no reasonable expectation of recovery.

Deposits and debt investments

The Company applies the IFRS 9 ECL model of recognizing expected credit losses.

Summarized expected credit losses based on aging of short-term deposits and debt investments for the year ended December 31, 2019 and 2018 respectively are:

Expected credit losses for short-term deposits and debt investments as at December 31, 2019
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
9	—	22	290	—	4	896	1,221

Expected credit losses for short-term deposits and debt investments as at December 31, 2018
<90 days	90-180 days	181-360 days	1 - 2 years	2 - 3 years	>3 years	individually	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
16	63	6	6	292	23	1,227	1,633

Summarized expected credit losses based on aging of long-term deposits and debt investments for the year ended December 31, 2019 and 2018 respectively are:

Expected credit losses for long-term deposits and debt investments as at December 31, 2019
<180 days	181-360 days	1 - 2 years	2 - 3 years	3-4years	>4years	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
5	1	1	—	4	394	405

Expected credit losses for long-term deposits and debt investments as at December 31, 2018
<180 days	181-360 days	1 - 2 years	2 - 3 years	3-4years	>4years	Total
Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
—	1	—	4	5	388	398

Amount due from related parties

The credit risk of the Company as at December 31, 2018 on balances with related parties is concentrated on two related parties, which are engaged in solar industry in the People’s Republic of China (“PRC”) and overseas countries and amounted to approximately US$19.9 million , representing 92.8%  of the Company’s total balances from related parties. The amounts have been settled during 2019. One of the balances of US$14.9 million had been fully settled as of December 31, 2019. Our credit risk as at December 31, 2019 on balances with related parties is concentrated on one related party, which is amounted to approximately US$4.7 million, representing 92.6% of our total balances from related parties.

The Company uses more forward-looking information to recognize expected credit losses instead of IAS 39’s ‘incurred loss model’.

The credit risk on liquid funds and restricted cash of the Company is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies and good reputation. The Company does not have concentration of credit risk on liquid funds at the end of each reporting period.

Liquidity risk

The management of the Company manages liquidity risk by closely and continuously monitoring their financial positions.

The following tables detail the Company’s remaining contractual maturity for its financial liabilities based on the agreed repayment terms. The table has been drawn up based on the undiscounted cash flows, including both principal and interest, of financial liabilities based on the earliest date on which the Company can be required to pay.

	Weighted average interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	Total undiscounted cash flows	Total carrying amount
		Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
At December 31, 2018
Trade and other payables	N/A	22,255	—	—	—	22,255	22,255
Amounts due to related parties	N/A	211	—	—	—	211	211
Borrowings— variable rate	5.02%	6,794	11,742	11,742	133,006	163,284	116,792
Borrowings— fixed rate	3.18%	42,906	9,935	9,935	109,386	172,162	139,965
		72,166	21,677	21,677	242,392	357,912	279,223
At December 31, 2019
Trade and other payables	N/A	15,796	—	—	—	15,796	15,796
Amounts due to related parties	N/A	85	—	—	—	85	85
Borrowings— variable rate	4.80%	3,545	4,947	4,947	26,176	39,615	30,686
Borrowings— fixed rate	3.80%	51,330	13,506	13,506	132,676	211,018	172,186
Lease liability	2.76%	4,351	4,219	4,216	51,865	64,651	48,604
		75,107	22,672	22,669	210,717	331,165	267,357

The amounts included above for variable interest rate instruments for non-derivative financial liabilities are subject to change if changes in variable interest rates differ to those estimates of interest rates determined at the end of each reporting period.

The following table details the Company’s liquidity analysis for its financial liabilities at FVTPL, representing liabilities recorded by the Company during the year ended December 31, 2018 and 2019 for arrangements with the Parties defined in details in Note 31 and Note 32, as at December 31, 2018 and 2019. The table is presented based on the undiscounted projected cash outflows on such instruments that management of the Company expects to settle. The liquidity analysis for the Company’s financial liabilities at FVTPL was prepared based on the management’s understanding of the timing of the cash flows of the derivatives.

	Weighted average effective interest rate	<1 year	1 - 2 years	2 - 3 years	>3 years	Total undiscounted cash flows	Total carrying amount
		Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$	Thousand US$
At December 31, 2018
Other Current liabilities	15%	130,323	—	—	—	130,323	130,323
Other non-current liabilities	11.88%	1,332	8,497	8,477	124,113	142,419	59,992
		131,655	8,497	8,477	124,113	272,742	190,315
At December 31, 2019
Other Current liabilities
Other non-current liabilities	11.75%	1,629	77,968	100	1,835	81,532	72,321
		1,629	77,968	100	1,835	81,532	72,321

Fair value measurements

Financial assets and financial liabilities measured at fair value in the consolidated statements of financial position are grouped into three levels of a fair value hierarchy. The three levels are defined based on the observability of significant inputs to the measurement, as follows:

•	Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities
•	Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly
•	Level 3: unobservable inputs for the asset or liability.

The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used), as well as the level of the fair value hierarchy into which the fair value measurements are categorized (levels 1 to 3) based on the degree to which the inputs to the fair value measurements is observable.

Financial assets	Fair value	Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable inputs
1) Amounts due from related parties- non-current	Amounts due from related parties—US$4,656 thousand as of December 31, 2019. (Note a)	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 3% per annum. (Note b) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries

2) Other non-current assets	Other non-current assets—US$6,416 thousand as of December 31, 2019.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 17.52% per

annum. (Note c) Estimated

net change in electricity

income and direct costs

was taken into account

management’s experience

and knowledge of market

conditions of the specific

industries

(b)	Due to the adoption of IFRS 9 in 2018, the Company classified these amount into FVTPL as of December 31, 2018 and 2019.
(c)	A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of amounts due from related parties by approximately US$47 thousand as at December 31, 2019.
(d)	A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current assets by approximately US$168 thousand as at December 31, 2019.

Financial liabilities	Fair value	Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable inputs
1) Other Current liabilities classified as other financial instruments in the consolidated statements of financial position (Note 31)	Other current liabilities—US$121,940 thousand as of December 31, 2018 and Other current liabilities—nil as of December 31, 2019, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

N/A

2) Other non-current liabilities classified as other financial instruments in the consolidated statements of financial position (Note 32)	Other non-current liabilities—US$1,378 thousand and US$1,394 thousand as of December 31, 2018 and December 31, 2019, respectively.	Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 6% per annum. (Note 1) Estimated net change in electricity income and direct costs was taken into account management’s experience and knowledge of market conditions of the specific industries.

3) Other current and non-current liabilities classified as other financial instruments in the consolidated statements of financial position (Note 32)

The total number of the balance was US$65,870 thousand and US$69,526 thousand as of December 31, 2018 and December 31, 2019. Other current liabilities shows as US$8,383 thousand and Other non-current liabilities was 57,487 thousand as of December 31, 2018.

Level 3

Income approach—in this approach, the discounted cash flow method was used to capture the present value of the expected future economic cash outflows to be derived, based on an appropriate discount rate.

Discount rate at 12% and 12% for year 2018 and 2019 respectively. (Note 2)

4) Interest rate swaps not designated in hedge accounting relationships (Note 32)	Other non-current liabilities— US$1,117 thousand and US$1,110 thousand as at December 31, 2018 and December 31, 2019.	Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

5) Interest rate swaps not designated in hedge accounting relationships (Note 27, 32)

Other non-current liabilities —US$10 thousand and US$291 thousand as at December 31, 2018 and December 31, 2019. Other non-current assets include an interest rate swap asset of US$224 thousand as at December 31, 2018, which was a swap liability included in non-current liability as at December 31, 2017.

Level 2

Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

N/A

Note:

(1)

A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately US$31 thousand and US$29 thousand as at December 31, 2018 and December 31, 2019, respectively. A 5% increase in estimated net change in electricity income and direct cost would increase the carrying amount of the non-current liabilities by US$63 thousand and US$63 thousand as at December 31, 2018 and December 31, 2019, respectively.

(2)

A 5% increase in the discount rate holding all other variables constant would decrease the carrying amount of other non-current liabilities by approximately US$1,973 thousand and US$1,876 thousand as at December 31, 2018 and December 31, 2019, respectively.

The management of the Company considers that the carrying amounts of the other financial assets and financial liabilities in the consolidated financial statements approximate their fair values.

There were no transfers between Level 1 and Level 2 in the years ended December 31, 2017, December 31, 2018, and December 31, 2019.

Fair value measurements and valuation processes

In estimating the fair value of the financial assets and financial liabilities of the Company, the management of the Company uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the management of the Company performs the valuation themselves with competent and qualified team members. The team establishes the appropriate valuation techniques and inputs to the model. The Chief Financial Officer reports the valuation findings to the board of directors of the Company regularly to explain the cause of fluctuations in the fair value of the related financial assets and liabilities.

(c)	Capital management

The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balances.

The capital structure of the Company consists of net debt (which includes borrowings net of cash and cash equivalents) and equity attributable to owners of the Company (comprising issued share capital, share premium and other reserves) and to a limited extent, non-controlling interests.

The Company reviews the capital structure regularly. As part of this review, consideration is given to the cost of capital and the risks associated with each class of capital and will attempt to balance its overall capital structure through raising additional capital and overall use of bank borrowings.